UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2020

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SGLB	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock, par value $0.001 per share	SGLBW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2020, Sigma Labs, Inc. (the “Company”) has entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Investors”) pursuant to which the Investors purchased certain securities from the Company.

Pursuant to Section 4(k) of the Securities Purchase Agreement, the Company may not, without the prior written consent of Investors holding a majority of the securities specified in the Securities Purchase Agreement, during the period commencing on the date of the Securities Purchase Agreement and ending on the date immediately following the 60th calendar day after the securities in such offering are eligible to be resold pursuant to Rule 144 or an effective registration statement, issue, offer or sell any equity security other than certain excluded securities specified in the Securities Purchase Agreement (the “Lock-Up Restriction”).

On February 4, 2020, Investors holding a majority of the securities specified in the Securities Purchase Agreement executed limited waivers (collectively, the “Limited Waiver”) that permit the Company, from time to time, to issue certain additional securities as specified in the Limited Waiver notwithstanding the Lock-Up Restriction upon the terms and conditions specified in the Limited Waiver.

The preceding summary of the Limited Waiver is not complete and is qualified in its entirety by the form of the Limited Waiver attached hereto as Exhibit 10.1 and incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description

10.1	Form of Limited Waiver

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2020	SIGMA LABS, INC.

	By:	/s/ John Rice
	Name:	John Rice
	Title:	President and Chief Executive Officer